Exhibit 10.11

EXECUTION COPY

THE SYMBOL “[***]” DENOTES PLACES WHERE CERTAIN

IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM

THE EXHIBIT BECAUSE IT IS BOTH (i) NOT MATERIAL, AND

(ii) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE

COMPANY IF PUBLICLY DISCLOSED

AMENDMENT No 4

to

the License and Collaboration Agreement of 19th May 2015

by and between

BioNTech SE

and

Genmab A/S

EXECUTION COPY

This Amendment No 4 is made and entered into as of 25th day of November (“Amendment No 4 Effective Date”) by and between BioNTech SE, a German corporation having its principal office at An der Goldgrube 12, 55131 Mainz, Germany (“Biontech”) and Genmab A/S, CVR no. 21023884, a Danish corporation having its principal office at Kalvebod Brygge 43, DK-1560 Copenhagen V, Denmark, (“Genmab”) (Biontech and Genmab each a “Party” and together the “Parties”).

PREAMBLE

WHEREAS, Biontech and Genmab are parties to a certain License and Collaboration Agreement of 19th May 2015 by and between BioNTech AG and Genmab A/S, as amended by the Amendment No 1 dated May 18, 2017, Amendment No 2 dated August 4, 2017 and Amendment No. 3 dated May 18, 2018 as well as a Side Letter dated January 8, 2016, a Side Letter No 2 dated May 13, 2016 (as amended by the Amendment No 1 to Side Letter No 2 dated May 19, 2017 as well as Amendment No 2 to Side letter No 2 dated May 18, 2018) and a Side Letter No 3 dated September 25, 2017 (jointly referred to as the “Agreement”);

WHEREAS, the Parties have included in the collaboration Biontech’s proprietary [***];

WHEREAS, the [***] have been developed on behalf of Biontech by the company [***] subject to a separate agreement between Biontech and [***];

WHEREAS, Genmab has requested, and Biontech is willing to give, certain additional representations and warranties with respect to Biontech’s legal ownership of the [***];

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained, and for good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, hereby agree to amend the Agreement as follows:

1.	Except as otherwise defined herein, the words and phrases in the Agreement shall have the same meaning in this Amendment No 4.

2.	The following provision is included in the Agreement as a new subsection (h) to Section 12.2 (Biontech Representations and Warranties):

“Biontech is the sole and legal owner of the [***], including all and any rights and interest therein, and that Biontech has complied with, and for the duration of the Term will comply with, all and any obligations, including payment obligations, to [***] as required for Biontech to retain the full legal ownership of the [***].”

EXECUTION COPY

3.	The following sentence is included at the end of Section 7.3:

“[. . .] For avoidance of doubt, Biontech shall bear all and any costs, fees, royalties and other payments payable to [***] relating to Biontech’s [***] including the [***], identified in Exhibit 4, tables 1, 4 and 7, as well as [***] (as such list may be updated from time to time) and such payments shall not be included in the calculation of Shared Costs.”

The remainder of Section 7.3 shall remain unchanged.

4.	The following sentence is included at the end of Section 14.7.a:

“[. . .] For avoidance of doubt, Biontech shall bear all and any costs, fees, royalties and other payments payable to [***] relating to Biontech’s [***], identified in Exhibit 4, tables 1, 4 and 7, as well as [***] (as such [***] may be updated from time to time) and such payments shall not be included in the calculation of Shared Costs.”

The remainder of Section 14.7.a shall remain unchanged.

5.	Save as set forth in this Amendment No 4, all other terms and conditions of the Agreement shall remain in full force and effect.

6.

This Amendment No 4 may be signed in any number of counterparts with the same effect as if the signatures to each counterpart were upon a single instrument, and all such counterparts together shall be deemed an original of the Amendment No 4.

IN WITNESS WHEREOF, authorized representatives of the Parties have duly executed this Amendment No 4 as of the Amendment No 4 Effective Date.

For BioNTech SE:		Genmab A/S

Date:	[***]	Date:	[***]

Signature:	[***]	Signature:	[***]

Print name:	[***]	Print name:	[***]

Title:	[***]	Title:	[***]

3